UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

__________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 6, 2010

Ruby Tuesday, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	1-12454	63-0475239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue
Maryville, Tennessee 37801
(Address of Principal Executive Offices)

(865) 379-5700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions  (See General Instructions A.2.below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

On October 6, 2010, Ruby Tuesday, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the fiscal quarter ended August 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2010, the Company’s shareholders approved the Ruby Tuesday, Inc. 2010 Executive Incentive Compensation Plan (the “Plan”). The Company’s shareholders approved the Plan for purposes of preserving the deductibility of performance-based compensation under Section 162(m) of the Internal Revenue Code and to include the Company’s Senior Vice Presidents under the Plan. A more detailed description of the Plan is available in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 18, 2010 (the “Proxy Statement”).

The foregoing summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Annex A with the Proxy Statement, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders (the “Annual Meeting”) on October 6, 2010 in Maryville, Tennessee. At the Annual Meeting, the Company’s shareholders elected two individuals to the Board of Directors and approved two proposals. The proposals are described in more detail in the Proxy Statement.

Proposal 1

The Company’s shareholders elected two Class III Directors for a term of three years to the Board of Directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Samuel E. Beall, III	47,738,447	1,489,341	309,975	10,295,306
Bernard Lanigan, Jr.	48,689,238	531,393	317,132	10,295,306

Proposal 2

The Company’s shareholders approved the amendment to the Ruby Tuesday, Inc. 2010 Executive Incentive Compensation Plan to preserve deductibility of performance-based compensation under Section 162(m) of the Internal Revenue Code and to add the Company’s Senior Vice Presidents to the Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,350,540	1,888,443	1,298,780	10,295,306

Proposal 3

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the 2011 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,620,635	916,408	296,026

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT	DESCRIPTION

99.1	Press Release dated October 6, 2010 (this press release is being furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ruby Tuesday, Inc.
(Registrant)

By: /s/ Marguerite N. Duffy
Marguerite N. Duffy
Senior Vice President and
Chief Financial Officer

Date: October 6, 2010